Exhibit 13.1

CERTIFICATION

Pursuant to 18 United States Code § 1350

As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

The undersigned hereby certify that the Annual Report on Form 20-F for the fiscal year ended December 31, 2018 of China Life Insurance Company Limited (the “Company”) filed with the Securities and Exchange Commission on the date hereof fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 24, 2019	By:	/s/ Su Hengxuan
	Name:	Su Hengxuan
	Title:	President and Executive Director

Date: April 24, 2019	By:	/s/ Zhao Lijun
	Name:	Zhao Lijun
	Title:	Vice President and Chief Financial Officer